                                  EXHIBIT 99.2

WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          The undersigned, the Chief Financial Officer of Hardinge Inc. (the "Company"), hereby certifies that, on the date hereof:


          (1) the Form 10-Q of the Company for the period ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/Richard L. Simons
                                              --------------------
                                              Richard L. Simons
                                              Chief Financial Officer
                                              November 13, 2002